EXHIBIT 10.1

                              HRPT PROPERTIES TRUST
                       SECOND AMENDMENT TO LOAN AGREEMENT


         This SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment") is dated as of October 24, 2000 and entered into by and among HRPT PROPERTIES TRUST, a Maryland real estate investment trust, formerly known as Health and Retirement Properties Trust ("Borrower"), the financial institutions listed on the signature pages hereof ("Lenders"), DRESDNER KLEINWORT BENSON NORTH AMERICA LLC, a limited liability company organized under the laws of Delaware, as agent for Lenders ("Agent") and Fleet National Bank, as Administrative Agent ("Administrative Agent"), and, for purposes of Section 6 hereof, the Guarantors listed on the signature pages hereof, and is made with reference to that certain Fourth Amended and Restated Loan Agreement dated as of April 2, 1998, as amended as of February 12, 1999 (as so amended, the "Loan Agreement") by and among Borrower, Lenders, Agent, Administrative Agent and certain of Guarantors. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Loan Agreement.

         WHEREAS, Borrower and Lenders desire to amend the Loan Agreement to permit Borrower, subject to the limitations set forth herein, to incur secured debt in an aggregate amount not to exceed 25% of total adjusted assets and to make certain other amendments as set forth below;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.        AMENDMENTS TO THE LOAN AGREEMENT.

1.1      Amendment to Section 1:  Definitions.

         A. Section 1.1 of the Loan Agreement is hereby amended by adding thereto the following new definitions, which shall be inserted in proper alphabetical order:

         "Non-Guarantor" means any Subsidiary of Borrower that has been formed or designated by the Borrower for the limited purpose of incurring debt secured by Liens permitted by Section 6.9(ii) and has been designated as a "Non-Guarantor" by Borrower in a written notice to Administrative Agent.

         "Total Adjusted Assets" means, at any time, total assets of Borrower and its Subsidiaries on a consolidated basis, less the aggregate amount of any prepaid expenses and deferral charges, plus accumulated depreciation, all as determined in accordance with GAAP.

         B. Section 1.1 of the Loan Agreement is hereby further amended by:

         (i) (x) inserting the words "of Borrower or any Subsidiary Guarantor" after the words "Mortgage Interest" in the first line of the definition of "Eligible Mortgage" set forth therein and (y) deleting the words "otherwise permitted pursuant to
         Section 6.9(i) or Section 6.9(iv)" from clause (ii) of such definition and inserting the words "other than Permitted Exceptions" in place thereof; and

         (ii) (x) inserting the words "of Borrower or any Subsidiary Guarantor" after the word "Property" in the first line of the definition of "Eligible Property" set forth therein and (y) "deleting the words "otherwise permitted pursuant to Section 6.9(i) or Section 6.9(iv)" from clause (ii) of such definition and inserting the words "other than Permitted Exceptions" in place thereof.

1.2 Amendment to Section 6.5: Subsidiaries. Section 6.5 of the Loan Agreement is hereby amended by deleting the word "and" from the end of clause (i) thereof, inserting a comma "," in place thereof and inserting the following at the end thereof as a new clause (iii): "and (iii) any Non-Guarantor".

1.3 Amendment to Section 6.8: Indebtedness. Section 6.8 of the Loan Agreement is hereby amended by deleting it in its entirety and inserting the following in substitution therefor:

         "6.8  Indebtedness.

         (a) Suffer or permit the total Indebtedness (determined without duplication) of Borrower and its Subsidiaries (other than (i) Convertible Subordinated Debt or (ii) Indebtedness that is secured in accordance with the provisions of Section 6.9) to exceed at any time 50% of the aggregate Allowed Value of all Eligible Properties and all Eligible Mortgages; provided, that neither Borrower nor any Subsidiary Guarantor shall guaranty or otherwise become obligated in any way with respect to any Indebtedness of any Non-Guarantor.

         (b) Suffer or permit any Indebtedness of Borrower to exist or remain outstanding, unless the earliest date for any payment or settlement thereof is at least three months after the Termination Date (other than (i) Bridge Financings in an aggregate amount not to exceed $100,000,000 at any one time outstanding, (ii) Assumed Indebtedness in an aggregate amount not to exceed $100,000,000 at any one time outstanding and (iii) Government Properties Assumed Indebtedness in an aggregate amount not to exceed $27,000,000 at any one time outstanding)."

1.4 Amendment to Section 6.9: Liens. Section 6.9 of the Loan Agreement is hereby amended by deleting it in its entirety and inserting the following in substitution therefor:

         "6.9 No Liens. Suffer or permit after the date hereof any Lien on any Property, Lease, Mortgage Interest or Credit Support Agreement except
         (i) Permitted Exceptions and (ii) Liens securing Indebtedness of the Borrower and its Subsidiaries in an aggregate amount at any time outstanding not to exceed 25% of Total Adjusted Assets; provided that no Liens (other than Permitted Exceptions) shall be suffered or permitted to exist on any property or interest that is an Eligible Property or any Eligible Mortgage."

1.5 Amendment to Section 7.1: Events of Default. Clause (o) Section 7.1 (Loan Documents) of the Loan Agreement is hereby amended by inserting the words "(other than a Non-Guarantor)" after the words "Subsidiary of a Borrower" in the second line thereof.

1.6 Amendment to Section 9.1: Subsidiary Guaranties. Section 9.1 of the Loan Agreement is hereby amended by inserting at the end thereof the words "or has been designated by Borrower as a Non-Guarantor".


Section 2.        BORROWER'S REPRESENTATIONS AND WARRANTIES.

         In order to induce Lenders to enter into this Amendment and to amend the Loan Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

         A. Trust or Corporate Power and Authority. Borrower and each Guarantor has all requisite trust or corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its respective obligations under, the Loan Agreement as amended by this Amendment (the "Amended Agreement").

         B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary trust or corporate action on the part of Borrower and Guarantors.

         C. No Conflict. The execution and delivery by Borrower and Guarantors of this Amendment and the performance by Borrower and Guarantors of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower or any of its
Subsidiaries, the Declaration or Trust, or Certificates or Articles of Incorporation or Bylaws of Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of Borrower or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the date hereof.

         D. Governmental Consents. The execution and delivery by Borrower and Guarantors of this Amendment and the performance by Borrower and Guarantors of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by Borrower and each Guarantor and are the legally valid and binding obligations of Borrower and Guarantors against Borrower and each Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limited creditors' rights generally or by equitable principles relating to enforceability.

         F. Incorporation of Representations and Warranties From Loan Agreement. The representations and warranties contained in Section 3 of the Loan Agreement are and will be true, correct and complete in all material respects on and as of the date hereof and to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.

Section 3.        ACKNOWLEDGEMENT AND CONSENT

         Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Loan Agreement and this Amendment and consents to the amendment of the Loan Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that it will continue to guaranty to the fullest extent possible the full and punctual payment of the principal and interest (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to Borrower would accrue hereunder) on all Loans made to Borrower and the full and punctual payment of all other amounts payable by Borrower under the Loan Agreement (including amounts that would become due but for the operation of the automatic stay under Section 362(e) of the United States Bankruptcy Code) subject to the limitations set forth in Section 9(a) of the Loan Agreement.

         Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Loan Agreement or any other Loan Document to consent to the amendments to the Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Loan Agreement.

Section 4.        MISCELLANEOUS

4.1 Reference to and Effect on the Loan Agreement and the Other Loan Documents.

         A. On and after the date hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of the like import referring to the Loan Agreement, and each reference in the other Loan Documents to the "Loan Agreement,"

"thereunder," "thereof" or words of like import referring to the Loan Agreement shall mean and be a reference to the Amended Agreement.

         B. Except as specifically amended or waived by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Loan Agreement or any of the other Loan Documents.

4.2 Fees and Expenses. Borrower acknowledges that all costs, fees and expenses as described in subsection 10.7 of the Loan Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

4.3 Headings. Sections and subsection heading in this Amendment are included herein for convenience of reference only and shall not constitute a part of this amendment for any other purpose or be given any substantive effect.

4.4 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS OF LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

4.5 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon (i) the execution of a counterpart hereof by Borrower, Agent and Majority Lenders, and receipt by Borrower and Agent of written or telephonic notification of such execution and authorization of delivery thereof and (ii) the payment by Borrower to Administrative Agent, for distribution to the Lenders that have executed this Amendment, of a non-refundable amendment fee in immediately available funds in an amount equal to 0.03% of each such Lender's Commitment.

4.6 Non-Liability of Trustees. (a) THE DECLARATION OF TRUST ESTABLISHING BORROWER, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HRPT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT

INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF BORROWER SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR
SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, BORROWER. ALL PERSONS DEALING WITH BORROWER, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF BORROWER FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         (b) THE DECLARATIONS OF TRUST ESTABLISHING HUB PROPERTIES TRUST DATED SEPTEMBER 12, 1996, HUB ACQUISITION TRUST DATED APRIL 14, 1997, HUB LA PROPERTIES TRUST DATED MAY 12, 1997, HUB RI PROPERTIES TRUST DATED NOVEMBER 3, 1997, HUB WOODMONT INVESTMENT TRUST DATED JANUARY 30, 1998, NINE PENN CENTER PROPERTIES TRUST DATED JUNE 18, 1998 AND RESEARCH PARK PROPERTIES TRUST DATED SEPTEMBER 8, 1998, A COPY OF EACH OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "TRUST SUBSIDIARIES DECLARATIONS"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAMES "HUB PROPERTIES TRUST", "HUB ACQUISITION TRUST", "HUB LA PROPERTIES TRUST", "HUB RI PROPERTIES TRUST", "HUB WOODMONT INVESTMENT TRUST", "NINE PENN CENTER PROPERTIES TRUST" AND "RESEARCH PARK PROPERTIES TRUST" REFER TO THE RESPECTIVE TRUSTEES UNDER THE RESPECTIVE TRUST SUBSIDIARIES DECLARATIONS COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF ANY OF THE TRUST SUBSIDIARIES SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, SUCH TRUST SUBSIDIARY. ALL PERSONS DEALING WITH EACH TRUST SUBSIDIARY, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF SUCH TRUST SUBSIDIARY FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         IN WITNESS WHEREOF, the parties hereto have caused this amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                     HRPT PROPERTIES TRUST



                                     By: /s/ John C. Popeo
                                          Name:  John C. Popeo
                                          Title:  Treasurer

                                     DRESDNER KLEINWORT BENSON
                                     NORTH AMERICA, LLC, as Agent



                                     By: /s/ Ronald K. Rapp
                                          Name:  Ronald K. Rapp
                                          Title:  Vice President



                                     By: /s/  Beatrice Wondrak
                                          Name:  Beatrice Wondrak
                                          Title:  Asst. Vice President

                                     DRESDNER BANK AG, New York Branch
                                     and Grand Cayman Branch, as a Lender



                                     By: /s/  Michael Seton
                                          Name:  Michael Seton
                                          Title:  Vice President



                                     By: /s/  David Sarner
                                          Name:  David Sarner
                                          Title:  Assistant Treasurer

                                     FLEET NATIONAL BANK,
                                     as Administrative Agent and as a Lender



                                     By: /s/  Jeffry M. Morrison
                                          Name:  Jeffry M. Morrison
                                          Title:  Director

                                     ABBEY NATIONAL TREASURY SERVICES
                                     PLC, as a Lender


                                     By:
                                         -------------------------------
                                          Name:
                                          Title:

                                     ARAB AMERICAN BANK,
                                     as a Lender



                                     By: /s/  Carmelo L. Foti
                                          Name:  Carmelo L. Foti
                                          Title:  Vice President





                                     By: /s/  Rami El-Rifai
                                          Name:  Rami El-Rifai
                                          Title:  Assistant Vice President

                                     BANK HAPOALIM B.M.,
                                     as a Lender



                                     By: /s/  Marc Bose
                                          Name:  Marc Bose
                                          Title:  Vice President



                                     By: /s/  Conrad Wagner
                                          Name:  Conrad Wagner
                                          Title:  First Vice President

                                     THE GOVERNOR AND COMPANY
                                     OF BANK OF IRELAND, as a Lender




                                     By: /s/  Kieran Rockett
                                          Name:  Kieran Rockett
                                          Title:  Authorized Signatory




                                     By: /s/  Niamh O'Flynn
                                          Name:  Niamh O'Flynn
                                          Title:  Manager

                                     BANK OF MONTREAL, as a Lender


                                     By:
                                        -------------------------------
                                          Name:
                                          Title:

                                     BANK ONE, as a Lender


                                     By: /s/  Patricia Leung
                                          Name:  Patricia Leung
                                          Title:  Senior Vice President

                                     VIA BANQUE, as a Lender


                                     By: /s/
                                            -----------------------------
                                          Name:
                                          Title:


                                     By: /s/
                                            -----------------------------
                                          Name:
                                          Title:

                                     CITIZENS BANK OF MASSACHUSETTS, as a
                                     Lender


                                     By: /s/  Daniel R. Ouellette
                                          Name:  Daniel R. Ouellette
                                          Title:  Senior Vice President

                                     COMERICA BANK, as a Lender


                                     By:/s/  Casey Ostrander
                                          Name:  Casey Ostrander
                                          Title:  Account Officer

                                     CREDIT LYONNAIS, as a Lender


                                     By: /s/  Charles Heidsieck
                                          Name:  Charles Heidsieck
                                          Title:  Senior Vice President

                                     DG BANK, DEUTSCHE
                                     GENOSSENSCHAFTSBANK AG, as a Lender



                                     By: /s/  Linda J. O'Connell
                                          Name:  Linda J. O'Connell
                                          Title:  Vice President





                                     By: /s/
                                            -------------------------------
                                          Name:
                                          Title:

                                     FIRST UNION NATIONAL BANK,
                                     as a Lender


                                     By: /s/  Rex E. Rudy
                                          Name:  Rex E. Rudy
                                          Title:  Vice President

                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION, as a Lender


                                     By:
                                        ---------------------------------
                                          Name:
                                          Title:

                                     KEY BANK CORPORATE CAPITAL INC.,
                                     as a Lender


                                     By: /s/  Pamela Lerose
                                          Name:  Pamela Lerose
                                          Title:  Assistant Vice President

                                     RIGGS BANK N.A.,
                                     as a Lender


                                     By: /s/  Douglas H. Klamfoth
                                          Name:  Douglas H. Klamfoth
                                          Title:  Vice President

                                     RZB FINANCE LLC,
                                     as a Lender



                                     By: /s/  John A. Valiska
                                          Name:  John A. Valiska
                                          Title:  Vice President



                                     By: /s/  Pearl Geffers
                                          Name:  Pearl Geffers
                                          Title:  First Vice President

                                     SOCIETE GENERALE,
                                     as a Lender


                                     By:
                                        -------------------------------
                                          Name:
                                          Title:


                                     By:
                                        -------------------------------
                                          Name:
                                          Title:

                                     THE BANK OF NEW YORK,
                                     as a Lender


                                     By: /s/  Maria Kastanis
                                          Name:  Maria Kastanis
                                          Title:  Vice President

                                     THE BANK OF NOVA SCOTIA, as a Lender



                                     By: /s/  Christopher I. Grant
                                          Name: Christopher I. Grant
                                          Title:  Director

                                     WAINWRIGHT BANK & TRUST COMPANY,
                                     as a Lender


                                     By: /s/  Henri Soucy
                                          Name:  Henri Soucy
                                          Title:  Vice President

                                     BNP PARIBAS, as a Lender



                                     By:
                                        -----------------------------
                                          Name:
                                          Title:

For the purposes of Section 3:       HEALTH AND RETIREMENT
                                     PROPERTIES INTERNATIONAL, INC.


                                     By: /s/ John C. Popeo
                                          Name:  John C. Popeo
                                          Title:  Treasurer


                                     CAUSEWAY HOLDINGS INC.


                                     By: /s/ John C. Popeo
                                          Name:  John C. Popeo
                                          Title:  Treasurer


                                     CHURCH CREEK CORPORATION


                                     By: /s/ John C. Popeo
                                          Name:  John C. Popeo
                                          Title:  Treasurer


                                     HUB PROPERTIES TRUST


                                     By: /s/ John C. Popeo
                                          Name:  John C. Popeo
                                          Title:  Treasurer


                                     HUB ACQUISITION TRUST


                                     By: /s/ John C. Popeo
                                          Name:  John C. Popeo
                                          Title:  Treasurer


                                     HUB LA PROPERTIES TRUST


                                     By: /s/ John C. Popeo
                                          Name:  John C. Popeo
                                          Title:  Treasurer

                                     HUB RI PROPERTIES TRUST


                                     By: /s/ John C. Popeo
                                          Name:  John C. Popeo
                                          Title:  Treasurer


                                     HUB WOODMONT INVESTMENT TRUST


                                     By: /s/ John C. Popeo
                                          Name:  John C. Popeo
                                          Title:  Treasurer


                                     HUB REALTY FUNDING, INC.


                                     By: /s/ John C. Popeo
                                          Name:  John C. Popeo
                                          Title:  Treasurer


                                     HUB MANAGEMENT, INC.


                                     By: /s/ John C. Popeo
                                          Name:  John C. Popeo
                                          Title:  Treasurer


                                     HUB REALTY COLLEGE PARK, INC.


                                     By: /s/ John C. Popeo
                                          Name:  John C. Popeo
                                          Title:  Treasurer


                                     INDEMNITY COLLECTION
                                     CORPORATION


                                     By: /s/ John C. Popeo
                                          Name:  John C. Popeo
                                          Title:  Treasurer

                                     HUB REALTY KANSAS CITY, INC.


                                     By: /s/ John C. Popeo
                                          Name:  John C. Popeo
                                          Title:  Treasurer


                                     HUB REALTY GOLDEN, INC.


                                     By: /s/ John C. Popeo
                                          Name:  John C. Popeo
                                          Title:  Treasurer


                                     HUB REALTY COLLEGE PARK I, LLC


                                     By: /s/ John C. Popeo
                                          Name:  John C. Popeo
                                          Title:  Treasurer


                                     HUB LA LIMITED PARTNERSHIP


                                     BY HUB LA Properties Trust,
                                     its general partner


                                          By: /s/ John C. Popeo
                                                 Name:  John C. Popeo
                                                 Title:  Treasurer


                                     HUB WOODMONT LLC


                                     By: /s/ John C. Popeo
                                          Name:  John C. Popeo
                                          Title:  Treasurer

                                     1735 MARKET STREET PROPERTIES TRUST


                                     By: /s/ John C. Popeo
                                          Name:  John C. Popeo
                                          Title:  Treasurer


                                     NINE PENN CENTER ASSOCIATES, L.P.


                                     BY NINE PENN CENTER PROPERTIES, its
                                     general partner


                                          By: /s/ John C. Popeo
                                              Name:  John C. Popeo
                                              Title:  Treasurer


                                     NINE PENN CENTER PROPERTIES TRUST


                                     By: /s/ John C. Popeo
                                          Name:  John C. Popeo
                                          Title:  Treasurer


                                     RESEARCH PARK PROPERTIES TRUST


                                     By: /s/ John C. Popeo
                                          Name:  John C. Popeo
                                          Title:  Treasurer